Note 22 - Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(22)	Subsequent event

In January 2016, the individual shareholder of Dianliang Information, transferred 100% of the equity interest of Dianliang Information to Tibet Zhuli Investment Co., Ltd., a wholly-owned subsidiary if the Group. As a result, Dianliang Information become the wholly-owned subsidiaries and the Group have obtained direct equity ownership in all of the insurance intermediary businesses and an online mutual aid platform in the PRC.

In January 2016, the NEEQ reportedly informed brokerage firms that the listings of all non-mainstream financial services companies will be temporarily suspended. It is unclear whether or not CISLA will be treated as a non-mainstream financial services company and how the decision may affect the listing of CISLA. But it may prolong the review process by the NEEQ and increase uncertainty as to when and whether the listing application will be approved. The proposed listing may not be successful and the Group may incur substantial costs in connection with the proposed listing.

In March 2016, during the fourth session of the 12th National People’s Congress, it was announced that the VAT reform will be fully rolled out and extended to all industries including construction, real estate, financial services and lifestyle services. Subsequently, the State Administration of Taxation and Ministry of Finance jointly issued a Notice on Preparing for the Full Implementation of the VAT Reform (Cai Shui [2016] No. 32). Accordingly, the Group will pay value-added tax instead of business tax starting from May 1, 2016. The Group is in the process of evaluating the impact on the consolidated financial statements.